Glucotrack

Advancing Diabetes Management



Next Generation Continuous Blood Glucose Monitoring

July 2024

Important Disclaimers

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this presentation. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 28, 2024.

A Mission That Is Driven By People-Centric Values

Our mission is to push the boundaries of glucose sensor technology. Driven by people-centric design principles, our implantable Continuous Blood Glucose Monitoring (CBGM) technology establishes unmatched standards in accuracy, convenience, and independence.

Together, we can integrate crucial real-time insights into the fabric of everyday life. By focusing on solutions that are less intrusive to daily living, we aim to improve the quality of life of those who need it most.

Investment Highlights

Significant Unmet Need & Commercial Opportunity



- $9.8B global revenue in CGM in 2023, with strong growth in revenue and userbase; significantly underpenetrated[1,2]
- Favorable macro trends accelerating adoption; expanded reimbursement
- Diabetes and related complications are a significant global health concern and cost

Differentiated, Best-in-Class Technology



- Revolutionary CBGM utilizing advanced sensor technology
- Leverages established surgical implant tools and techniques
- Potential to advance standard of care with increased accuracy and convenience

Strong Management Team



- Leadership with successful track record of launching disruptive products and building hyper-growth commercial stage companies
- Deep expertise within diabetes technology

Major Near-Term Expected Milestones



- First-In-Human clinical studies planned by end of 2024
- US Pilot clinical study anticipated mid 2025
- US Pivotal clinical study anticipated early 2026

Sources:
1. Close Concerns 4Q23 Industry Roundup – April 15, 2024.
2. RBC Capital Markets, Dexcom Analyst Report – March 2024

Glucotrack

Escalating Prevalence & Cost of Diabetes

People Living with Diabetes (20-79 yrs.) Globally[1]



Geography	2021	2045	Increase
US	32 M	36 M	13 %
Europe	61 M	69 M	13 %
ROW	444 M	679 M	53 %

Global Health Expenditure[2]

Diabetes-related increase in global health expenditure has grown from *$232B* (2007) to *$966B* (2021), estimated to reach *$1.03T* (2030) [1]

Complications from diabetes[2]

- Cardiovascular disease
- Nerve damage (neuropathy)
- Kidney damage (nephropathy)
- Eye damage (retinopathy)
- Foot damage
- Skin and mouth disease



1200
1000
800
600
400
200
0
USD billion
2006
2009
2011
2013
2015
2017
2019
2021
2030

US Mortality & Morbidity[3]



DIABETES
38
Million
About 38 million people have diabetes
That's about 1 in every 10 people
?
1 in 5 people don't know they have it



LEADING CAUSES OF DEATH, 2022
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Heart disease
Cancer
Accidents...
COVID-19
Stroke...
Chronic lower...
Alzheimer's...
Diabetes
Chronic liver...
Nephritis,...

BLINDNESS: Diabetes is the leading cause of new cases of blindness among adults aged 18–64 years. 90% of blindness caused by diabetes is preventable.

HEART DISEASE: If you have diabetes, you're twice as likely to have heart disease or a stroke than someone who doesn't have diabetes—and at a younger age.

KIDNEY DISEASE: Among US adults aged 18 years or older with diagnosed diabetes..., 39.2% had chronic kidney disease (CKD, stages 1–4).

Sources:

1. International Diabetes Federation Diabetes Atlas 10th Edition 2021
2. Mayo Clinic, https://www.mayoclinic.org/diseases-conditions/diabetes/symptoms-causes/syc-20371444; Accessed on April 3, 2024.
3. CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/index.html; Accessed on May 13, 2024.

CGM Market – Global 2023 revenue of $9.8 Billion[1]

Global Quarterly Revenue (millions)



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,658
$1,422
$1,240
Global
US
OUS
1Q12
3Q12
1Q13
3Q13
1Q14
3Q14
1Q15
3Q15
1Q16
3Q16
1Q17
3Q17
1Q18
3Q18
1Q19
3Q19
1Q20
3Q20
1Q21
3Q21
1Q22
3Q22
1Q23
3Q23

	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
Revenue Growth	18%	16%	12%	11%	16%	19%	27%	23%
Global Userbase	-	5.5M	6M	6.7M	>7M	7.5M	~8M	8.4M

Key Launches & Milestones Driving Growth

1999	In clinic CGMS (MARD 20's%)
2006	1st Home Use CGM launched
2012	iPhone connectivity
2014	Caregiver app functionality
2015	CGM MARDs of 9%
2017	1st Factory calibration; non- adjunctive
2017	Medicare coverage for IIT
2017	1st AID system launched
2018	1st implantable CGM launched
2019	2nd gen AID systems launched
2020	COVID (increased remote visits)
2023	Expanded Medicare coverage

Despite CGM growth, US Type 1 diabetes market is ~60% penetrated, Type 2 ~50% penetrated[2]

Sources:
1. Close Concerns 4Q23 Industry Roundup – April 15, 2024.
2. RBC Capital Markets, Dexcom Analyst Report – March 2024

Glucotrack

Unaddressed Patient Needs Are A Catalyst for Future Growth



Longer sensor wear
44%
64%
Shorter sensor warmup time
39%
60%
Smaller or thinner CGM sensor
27%
41%
Better accuracy
32%
34%
Wider range or distance of transmission
21%
32%
Better sensor adhesive
22%
30%
2018
2023

What Patients Still Want

1. Long-term use
2. Minimal warm up time
3. Greater accuracy (perceived, no lag)
4. Minimize on-body device issues
5. Better wireless connection

Source: dQ&A Q1 2018 Market Research - Base CGM users (N=1,306); dQ&A Q3 2023 Market Research - Base CGM users (N=3,426)

Introducing A Novel Approach to Managing Glucose with Best-in-Class Potential

- Developed using best-in-class glucose monitoring and cardiac monitoring technology
- Differentiated glucose monitoring technology which aims to combine the best of BGM & CGM
  - Measures blood glucose vs interstitial fluid
  - 100% implantable; No on-body wearable
  - 2-year implant life; Potential for 3+ years
  - Minimal calibration



- FDA-approved materials and processes
  - Commonly used enzyme-based sensing technique (glucose oxidase)
  - Leverages established implantable device manufacturing techniques to reduce development costs, development risks and time to market
- Established surgical implant tools and techniques
  - Device implant approach similar to insertable cardiac monitors (since 1995; ~100K/year in US)
  - Sensor lead implant approach similar to cardiac pacemaker leads (since 1970; ~800K/year in US)

Preclinical Data Shows Highly Accurate CBGM



Glucose (mg/dL)
250
200
150
100
50
0
-30
0
30
60
90
120
Excursion Time (Min)
R-IV (Line Fit), MARD = 3.4%
L-IV (Line Fit, MARD = 3.6%
BGM

Appealing Product Concept for Patients

- Over 50% of respondents (N=757) are interested in the implantable CBGM concept. Current CGM users had the highest interest and likelihood to acquire, followed by CGM ex-users.


Most Appealing Aspects
2-Year Sensor Life 33%
Measures Blood Glucose 25%
No Wearable Component 20%
Readings Every 5 Minutes 5%
Smartphone Readings 5%
One Time Calibration 5%
2-year Data Storage 4%
Size of Device 1%

Sounds like the best way to get BG readings. Do not have to keep changing sensor or finger sticks.

- CGM non-user

It would make life very simple to manage

- CGM user

It sounds great and would eliminate the changing of the sensor every 10 days. More convenient and easier to manage. Not worry that the sensor would fall off.
- CGM ex-user

Would love not having something attached to my skin, should be more accurate than interstitial fluid, wouldn't have to change it but every 2 yrs

- CGM user

It would change my life. This would be a dream come true.

- CGM non-user

What Patients Want & CBGM Offers

✓ Long-term use
✓ Once-only warm up time
✓ Greater accuracy (perceived, no lag)
✓ Zero on-body device issues
• Better wireless connection (TBD)

Source: Internal Market Research: Base – All participants (N=757)

Attractive Procedure Opportunity for Interventionalists

- N=25 Interventional Cardiologists & N=25 Interventional Radiologists from 25 states; 40% of patients with diabetes (on average)
- 49 of 50 respondents would likely accept patient referrals from Endocrinologists to perform this procedure. 49 of 50 respondents would likely directly offer this procedure to their patients with diabetes whom they think could benefit from the CBGM

Willingness to Perform Procedure (N=50)



Definitely
Likely
Unlikely
Definitely Not
0%
10%
20%
30%
40%
50%
60%
Interventional Radiology
Interventional Cardiology

Willingness to Offer Procedure (N=50)



Definitely
Likely
Unlikely
Definitely Not
0%
20%
40%
60%
80%
Interventional Radiology
Interventional Cardiology

Source: Internal Market Research: Base – All participants (N=50)

CBGM: Next Generation Innovation in Glucose Monitoring

More Accurate Glucose Measurement

- Measures blood, the gold standard for accuracy, with minimal lag time
- Potential to advance standard of care for diabetes management (ability to automatically bolus with meal, not after, when incorporated in an Automated Insulin Delivery system)

Unsurpassed Longevity

- 2+ year sensor life enables less burdensome diabetes management over the long-term
- Frees patients from monthly/quarterly ordering of supplies and relevant co-pays, unplanned wearable replacement, and storage challenges

Increased Convenience

- Fully implantable with no on-body wearables offers increased discretion
- Minimal calibration means less disruption of daily activities or intrusion into everyday life

Estimated US CBGM Opportunity

- Pre-2023, CGM market defined as:
  - T1D
  - T2D on intensive insulin therapy
- Post-2023 CMS expansion, CGM market now includes:
  - T2D on basal insulin
  - T2D at hypoglycemia risk
- CBGM has broad appeal for entire TAM
  - Current CGM users
  - Holdout CGM non-users
  - Dissatisfied CGM ex-users

Market Opportunity	
Total US Diabetes Market (T1D & T2D)	38M
# T1D	1.8M[1]
# T2D Insulin Intensive Therapy (4+ injections/day)	2.4M[1]
# T2D Basal Insulin Therapy	3.0M[1]
# T2D Hypoglycemia Risk	3.5M[1]
Total Available Market (TAM)	10.7M
% of TAM Adopting An Implantable CBGM	10%*
Annual Price (2 year)	$ 4K – 6K**
Total Market Opportunity (annual)	**$ 2.1 – 3.2 B**

* Estimate based on internal market research
** Estimate based on current pricing levels

Sources:
1. RBC Capital Markets, Dexcom Analyst Report – March 2024.

Key Catalysts For Growth

- Successful completion of first preclinical study
  - Assessed implant technique and confirmed device safety
  - Confirmed high level of accuracy – MARD of 8.1% at Day 30 and 4.5% at Day 60

- Initiation of long-term preclinical studies
  - Assessing sensor accuracy and longevity with refined prototypes and larger sample sizes
  - Multiple studies confirming accuracy and longevity throughout 2024

- First-In-Human clinical trials
  - Acute study verifying safety and short-term device performance of sensor lead – Q3 2024
  - Chronic study verifying safety and long-term device performance of complete system – Mid 2025

- Pivotal clinical study – Early 2026

Development and Regulatory Timeline


2024
2025
2026
2027
2028
Preclinical Animal Studies
Sheep Study 1
Sheep Study 2
Human Clinical Studies
FIH Acute (N=10)
FIH Chronic (N=20)
US Pilot (N=40)
US Pivotal Study (N=100-200)
Product Development
Product Development & Validation
Regulatory
FDA Pre-submission
Launch
1 Year PMA Approval
2 Year PMA Approval

Future Expansion Opportunity: Painful Diabetic Neuropathy

- Painful Diabetic Neuropathy (PDN) is a progressive neurological disorder that affects approx 1/5 of people with diabetes (> 7M individuals in the US)[1]
  - Symptoms include paresthesia, burning, and shooting pain

Type of pain experienced by respondents[2]



Like touching pins or needles
58%
Tingling
56%
Numbness, but could still feel objects when touched
50%
A pain which felt like electric shocks
48%
A burning sensation
43%
Pain so significant it began to interfere with completing daily activities
30%
I had loss of sensation in the area where I had symptoms
29%
A painful cold
23%
Itching
20%

PDN Treatment Satisfaction[2]



58%
Not satisfied
(Rated 0-6)
28%
Satisfied
(Rated 7-8)
13%
Very Satisfied
(Rated 9-10)
Improvement for Satisfaction
(Among those rating satisfaction a "6" or less)
67%
Offering greater pain relief
47%
Lasting for a longer period
29%
Working faster
28%
Having to take fewer or no pills
26%
Having fewer side effects
21%
Working faster
19%
The treatment being more convenient to my lifestyle

- Adherence to commonly prescribed PDN medications is poor due to inadequate pain relief or intolerable side effects[3]

Sources:
1. Abbott CA, Malik RA, van Ross ER, Kulkarni J, Boulton AJ. Prevalence and characteristics of painful diabetic neuropathy in a large community-based diabetic population in the U.K. Diabetes Care 2011;34:2220–2224
2. Abd-Elsayed, Alaa A., et al. "Painful Diabetic Peripheral Neuropathy–A Survey of Patient Experiences." Journal of Pain Research (2023): 2269-2285. N=506.
3. Petersen, et al, Durability of High-Frequency 10-kHz Spinal Cord Stimulation for Patients With Painful Diabetic Neuropathy Refractory to Conventional Treatments: 12-Month Results From a Randomized Controlled Trial Diabetes Care 2022;45(1): e(3)-e(6).

Epidural Glucose Monitoring for PDN Patients

- Spinal Cord Stimulation (SCS) technology recently FDA-approved as treatment option which provides significant long-term pain relief to PDN patients
  - SCS is the 2nd most implanted technology in the US
  - Utilizes similar lead technology as cardiac pacemakers and Glucotrack's CBGM

Company	2023 Neuromod Revenue
Abbott	$0.89B
Medtronic	$1.69B
Boston Scientific	$0.98B
Nevro	$0.43B



- Integration of Glucotrack's sensor chemistry with existing SCS leads to enable a dual purpose – pain relief & the ability to continually measure glucose levels for patients with PDN who are undergoing SCS treatment

Glucotrack

Preclinical Epidural Chronic Study – Day 1 Accuracy Confirmed



Pig-9175-d01 02-21, cutoff=2.00, MARD=4.38%
Glucotrack
Commercial CGM
250.0
200.0
150.0
100.0
50.0
0.0
Glcuose (mg/dL)
-30
-10
10
30
50
70
90
110
Excursion Time (Min)

Preclinical Epidural Chronic Study – Week 6 Accuracy Confirmed



WEEK 6
MARD 9.9%
Glcuose (mg/dL)
300.0
250.0
200.0
150.0
100.0
50.0
0.0
-30
-10
10
30
50
70
90
110
130
150
170
Excursion Time (Min)
Glucotrack
Commercial CGM

Our Advanced Glucose Sensor Technology Offers Multiple Opportunities for Success

CBGM
- Interventional Cardiologist / Radiologist Call Point & Reimbursement Pathway
- Target: Diabetes population

Epidural Glucose Monitoring via SCS integration
- Neurosurgeon Call Point & Reimbursement Pathway
- Target: PDN population

Stand-alone Epidural Glucose Monitoring
- Neurosurgeon Call Point & Reimbursement Pathway
- Target: Diabetes population

Strategic Opportunities
- Diabetes
- CRM
- Neuromodulation

Proven Execution with Seasoned Leadership Team

Paul V. Goode, PhD *President & Chief Executive Officer*	Paul has many years developing innovative diabetes management technologies, including as VP of R&D at MetaCure, a neurostimulator device for Type 2 diabetes; Director of Engineering and Algorithm Development at Dexcom, a global continuous glucose monitoring company; and, as Senior Engineer at MiniMed, Inc., maker of integrated insulin pump and continuous glucose sensor systems. Paul is a named inventor on over 150 issued patents, including over 100 relating to Dexcom's continuous glucose sensing technology. Paul joined Glucotrack in Q4 2021.
Mark Tapsak, PhD *VP of Sensor Technology*	Mark held senior positions at several diabetes management companies including as Senior Scientist at Dexcom, Inc. where he oversaw sensor electrochemical performance, biointerface design and membrane technology, and as Senior Chemist at Medtronic, Inc. He has also taught as a Professor of Chemistry and Biochemistry at Bloomsburg University. He has authored dozens of industry publications with thousands of citations and is a named inventor of 68 patents, of which over 50 are Dexcom assigned patents. Mark joined Glucotrack in Q4 2021.
James Thrower, PhD *VP of Engineering*	James brings 20 years of diverse medical device experience as a seasoned engineering and global product development leader. Including as a Director of Product Development at Mindray and as a Senior Engineer at Dexcom. He has a track record of successfully leading large healthcare technology-focused projects across multiple geographies from prototype design through clinical trials and FDA submissions. JP is a named inventor on over 100 US and international patents. James joined Glucotrack in Q4 2021.
Drinda Benjamin, MBA *VP of Marketing*	Drinda has 25 years experience in the medical device industry from diabetes to surgical robotics. She brings extensive diabetes device experience from Medtronic, Abbott, Senseonics, and Intuity where she has held leadership roles in marketing and business development. Drinda has held leadership positions in early-stage medtech startups as well as commercial organizations with $100M revenue business units such as Intuitive Surgical. Drinda joined Glucotrack in Q3 2023.
Vincent Wong, MS *VP of Quality*	Vincent has extensive experience in medical device manufacturing, with expertise in driving product & process risk management activities to support launch of Class III active implantable devices. His previous experience includes TOMZ Corporation where he was Chief Quality Officer and at Cirtec Medical where he was responsible for overseeing corporate Quality functions, including the organization's Product Development Process, FDA inspections and ISO 13485:2016 transition. Vincent joined Glucotrack in Q1 2024.

Glucotrack

CBGM & Beyond: A Compelling Investment Opportunity

Large Addressable Market & Commercial Opportunity

- $9.8B global market for CGM in 2023, with strong growth in revenue and userbase
- Underpenetrated T1D and T2D markets due to lack of solutions targeting unmet needs

Favorable Macro Trends Accelerating Adoption

- Diabetes is a significant global health concern, costing more than $1 Trillion annually; CMS coverage expansion multiplies TAM
- Growing focus on avoiding costly diabetes comorbidities
- Adoption of digital health solutions is accelerating acceptance and driving increased utilization

Differentiated Product And Innovative Pipeline

- Leveraging established cardiovascular techniques to expedite regulatory timelines and facilitate adoption
- Integration with SCS technology enables additional strategic value within the PDN market

Meaningful Value Proposition

- Differentiated Best-In-Class CBGM with potential to elevate standard of care
- Near-term milestones including multiple preclinical studies and 2024 FIH
- World class management team with deep expertise in diabetes
- Additional applications offer potential for strategic opportunities

Glucotrack

Facts and Cap Table (as of July 5, 2024)

Exchange: Ticker	NASDAQ: GCTK
Headquarters	Rutherford, NJ
Invested to date	~ $75,000,000
Stock Price	$1.74
52 Week Range	$0.66 - $4.95

Total Shares Issued & Outstanding	5,478,436
Options and Warrants (Exercise price $2.45-$4.95)	477,881
Fully Diluted	5,956,317
Market Cap	$9,532,479

APPENDIX

Company History Shows Willingness To Adapt to Market

- **2001** Company founded as Integrity Applications, Inc.
- **2010** Company goes public on the OTC Markets under symbol IGAP
- **2013** Obtained CE Mark for non-invasive glucose monitoring technology
- **2018** Limited commercial release of non-invasive glucose monitoring product
- **2021** NASDAQ Listing; Company HQ moved to US
- **2022** Company renamed to Glucotrack, Inc.; Acquired CBGM technology
- **2023** Commenced preclinical testing for the CBGM, upon completion of feasibility studies

Experienced, Dedicated Board of Directors

Luis J. Malave, Chair

Mr. Malavé brings more than 30 years of leadership in the MedTech industry, primarily in diabetes management. He has extensive expertise in product development, operations, marketing, strategic partnerships, and FDA regulatory strategy. Luis currently serves as President of EOFLOW Co. Ltd., developer of a wearable disposable insulin pump. Prior to that, he spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as chief operating officer. He also held various senior positions at Medtronic plc and MiniMed.

Andy Balo

Mr. Balo brings decades of regulatory, clinical and quality experience in the medical technology industry. He was part of the original executive team at Dexcom and played a critical role in shaping the company's future. During his tenure of 22 years, he was responsible for numerous glucose monitoring regulatory submissions and clinical trials worldwide and coordinated quality activities across multiple manufacturing facilities. In March 2024, Mr. Andy retired from Dexcom as Executive Vice President of Clinical, Global Access, and Medical Affairs. Andy has also held leadership roles at St. Jude Medical, Baxter, Pacesetter and Endocardial Solutions.

Erin Carter

Ms. Carter brings 30 years of executive level finance experience in the medical device industry. From 2012 until March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering. Ms. Carter holds a B.S. in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California.

Allen Danzig

Mr. Danzig most recently served as Vice President, Assistant General Counsel and Assistant Secretary of L3Harris Technologies, Inc., a global aerospace and defense technology contractor, with $17 billion in annual revenue. Prior to its merger with Harris Corporation in 2019, Mr. Danzig served as Vice President, Assistant General Counsel and Assistant Secretary at L3 Technologies, Inc. where he had been employed since 2006. Prior to his employment at L3, Mr. Danzig served in management positions with Celanese Corporation and The Hertz Corporation. He received his undergraduate degree from Adelphi University and law degree from Pace University School of Law and is a member of the New York State Bar.

Robert Fischell, PhD

Dr. Fischell is an inventor and serial entrepreneur with over 160 issued U.S. patents. Dr. Fischell spent over 30 years with the Johns Hopkins University Applied Physics Laboratory, which resulted in 53 patents in both aerospace and biomedical technology. He has been the founder of numerous companies, including Pacesetter Systems, Inc. (acquired by Siemens), IsoStent, Inc. (merged with Cordis Company, a Johnson and Johnson Company), NeuroPace, Inc., Neuralieve, Inc., Angel Medical Systems, Inc., and Svelte Medical Systems, Inc. He was the inventor of the first implantable insulin pump (which became Minimed, which was later sold to Medtronic).

Shimon D. Rapps

Mr. Rapps brings close to 20 years of financial, investment and capital markets experience. He currently serves as Director of Venture and Private Equity for a New York based single family office and is founder of Three Strands Capital Group, a boutique merchant and investment advisory firm. Previously he served as Head of Investment Banking at Andrew Garrett, Inc., a full-service investment bank where he spent 17 years overseeing Andrew Garrett's corporate finance, investment banking and corporate advisory activities. His experience spans equity and debt financings, mergers and acquisitions, private placements and IPOs. He has extensive expertise with both public and private, emerging growth and middle-market companies, and regularly advises CEOs, CFOs and Boards of Directors on matters of corporate governance and strategy. He holds Series 7, 24, 63, and 66 licenses and is a Certified Public Accountant (inactive).

Andrew Sycoff

Mr. Sycoff is the founder and CEO of Andrew Garrett, Inc., a full-service investment bank, providing Wealth Management, Investment Banking and Corporate Advisory services. Mr. Sycoff has been actively investing in and advising companies and nonprofits for close to 35 years. He has extensive experience in Wealth Management, Capital Markets, M&A and MBO's. A pioneer in commission-free trading on Wall Street, Mr. Sycoff started the first free trading platform, Brokerage America, later sold to Ameritrade. He is active in FinTech and holds several issued and pending patents in the field. He previously served on the board of Brokerage America and Paragon Industries Corp. and holds a series 7, 24, 63, 79 securities licenses and a USSF D license.

Glucose Monitoring Options Available Today

	Blood Glucose Monitors (BGM's)	Continuous Glucose Monitors (CGM's)	
Method	Spot/Point-in-Time – measures glucose level in blood at a single point in time	Continuous – measures glucose in interstitial fluid every few minutes for duration of sensor life	
Company	Dozens of manufacturers	3 manufacturers	1 manufacturer
Glucose Measurement	Blood	Interstitial Fluid	Interstitial Fluid
Longevity	N/A	7-15 days	6 months, under FDA review for 1 year
On Body Wearable Components	None	Yes	Yes
Calibration	None	None	2x/day until Day 21 and 1x/day afterwards

Thank You